EXHIBIT (d)(1)
               Specimen Certificate for Common Stock of the Registrant

          [FRONT]
                                  [ENGRAVED BORDER]

                                     [RAND LOGO]

          Number - RC00000                                  Shares -
          _______


                               RAND CAPITAL CORPORATION
                 INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK

                                                            See Reverse for
                                                        Certain Definitions

          NASDAQ:  RAND            COMMON STOCK             CUSIP 752185
          10  8

          THIS CERTIFIES THAT:





          is the owner of

                 FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                              OF $.10 PAR VALUE EACH OF

                               RAND CAPITAL CORPORATION

          transferable on the books of the Corporation in person or by attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of New York, and to the Certificate of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

               WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

          DATED:                             COUNTERSIGNED:

                                             CONTINENTAL STOCK TRANSFER &
                                             TRUST COMPANY
                                             JERSEY CITY, NJ
                                             TRANSFER AGENT

          000001415                          By:
                                                  Authorized Officer


          ----------------------------       -----------------------------
          Robin K. Penberthy                 Allen F. Grum
          Secretary                          President

                               RAND CAPITAL CORPORATION
                                      CORPORATE
                                         SEAL
                                         1969
                                       NEW YORK

          [BACK]
               The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN - as joint tenants with right of
                   survivorship and not as tenants
                   in common

          UNIF GIFT MIN ACT - __________Custodian__________
                               (Cust)             (Minor)
                              under Uniform Gifts to Minors

                              Act__________________________
                                                  (State)

                      Additional abbreviations may also be used
                            though not in the above list.

           For Value Received, _____ hereby sell, assign and transfer unto

          PLEASE INSERT SOCIAL SECURITY
          OR OTHER IDENTIFYING NUMBER
          OF ASSIGNEE

          _______________________________

          _________________________________________________________________
                     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                          INCLUDING ZIP CODE , OF ASSIGNEE)

          _________________________________________________________________

          _________________________________________________________________

          __________________________________________________________Shares
          of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

          _______________________________________________________Attorney
          to transfer the said stock on the bonds of the within names Corporation with full power of substitution in the premises.


          Dated__________________________



          ______________________________________________
                                   NOTICE:  THE SIGNATURE TO THIS
                                   ASSIGNMENT MUST CORRESPOND WITH THE NAME
                                   AS WRITTEN UPON THE FACE OF THE
                                   CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                   ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                   WHATSOEVER.


          THE SIGNATURE TO THE ASSIGNMENT OR THE SUBSCRIPTION FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.
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